Contingencies	12 Months Ended
Dec. 31, 2018
Contingencies
Contingencies

Note 21 – Contingencies

CRA Review

The Canada Revenue Agency (“CRA”) is conducting an audit of Franco-Nevada’s 2012-2015 taxation years.

As previously announced on December 5, 2018, the Company received a letter from the CRA (the “CRA Letter”) in which it proposed to reassess the Company’s 2013 taxation year for tax, interest and penalties in relation to the Company’s Mexican subsidiary.  The Company has received a Notice of Reassessment (the “Reassessment”) from the CRA for the 2013 taxation year in accordance with the CRA Letter.  The Reassessment assesses the Company for additional Federal and provincial income taxes of C$10.7 million ($7.9 million) plus interest and applicable penalties but before any relief under the Canada-Mexico tax treaty.

For the 2013 taxation year, the Company’s Mexican subsidiary paid 154.3 million Pesos ($12.1 million) in cash taxes, at a 30% tax rate, to the Mexican tax authorities on income earned in Mexico.

Management believes that the Company has filed its tax returns and paid all applicable taxes in compliance with Canadian and Mexican tax laws and as a result, no amounts have been recorded in the financial statements of the Company for the Reassessment or for any potential tax liability that may arise in respect of this matter. The Company intends to vigorously defend its position and if required, seek relief from double taxation under the Canada-Mexico tax treaty.

The CRA audit is ongoing and there can be no assurance that the CRA will not further challenge the manner in which the Company and its foreign subsidiaries has filed its income tax returns and reported its income.  In the event that the CRA successfully challenges the manner in which the Company has filed its tax returns and reported its income, this could potentially result in additional income taxes, penalties and interest, which could have a material adverse effect on the Company.